4871-3766-5927, v. 3 EXECUTION VERSION 135 Rennell Drive 3rd Floor Fairfield, Connecticut 06890 November 16, 2023 Jordan Kovler 2401 Collins Avenue 1103 Miami Beach, FL 33140 BY EMAIL Dear Jordan: We are very pleased to offer you the opportunity to be employed by Greenidge Generation Holdings Inc., a Delaware corporation (the “Company”), as the Company’s Chief Executive Officer (“CEO”), reporting directly to the Board of Directors of the Company (the “Board”), effective the date first set forth above (the “Start Date”). You will have the duties and responsibilities commensurate with your role and as may be assigned to you from time to time by the Board. Your employment with the Company will be on an “at-will” basis, meaning you and the Company each have the right to terminate your employment at any time, for any reason or for no reason. In consideration of your services, beginning on the Start Date, you will be paid an annual base salary of $350,000 (“Base Salary”), payable in accordance with the Company’s ordinary payroll practices as established from time to time. You will also receive upon the commencement of your employment (i) a sign-on bonus equal to a fifteen (15) day pro rated portion of your Base Salary, and (ii) a one-time grant of (A) Two Hundred Thousand Dollars ($200,000) worth of the Company’s Class A Common Stock (the “Sign-On Stock”), and (B) One Hundred Thousand (100,000) Non-Qualified Stock Options pursuant to the Company’s Amended and Restated 2021 Equity Incentive Plan and related documents (the “Sign-On Options”); and, accordingly, among other things, the Sign-On Options shall be exercisable at the then current market price of the Company’s Class A Common Stock on the date of grant and shall vest in three (3) equal installments on the first three (3) anniversaries of the date of grant. The Sign-On Stock shall not be subject to vesting, but shall be subject to withholding taxes, which will be satisfied by the Company withholding the necessary amount of shares of Class A Common Stock to pay the applicable withholding taxes. In addition, if you remain employed by the Company on the applicable payment date, you will be eligible to receive an annual bonus with a target opportunity of up to 50% of your annual base salary in the form of cash or equity (or some combination thereof) subject to the terms and performance conditions determined by the Board, and payable on the date annual bonuses are paid to similarly situated employees of the Company. In the event that a portion DocuSign Envelope ID: 633800FE-348F-4B90-B513-6B27F02082D3

4871-3766-5927, v. 3 of any annual bonus is in the form of equity, the precise form of equity, and the terms and conditions thereof, will be determined at the time of grant by the Board. You and your dependents will also be eligible to participate in the Company’s benefits programs, subject to the terms of those programs as in effect from time to time. In addition, you shall be entitled to reimbursement by the Company, in accordance with the Company’s expense reimbursement policies in effect from time to time, for all out-of-pocket travel (including a rental car, if need be) and lodging expenses that you incur in connection with your duties as CEO. Further, in the event that (i) the Company terminates your services without cause (as determined in good faith by the Company’s Board of Directors), or (ii) the Company undergoes a “Change of Control” (as that term is defined in the Company’s Amended and Restated 2021 Equity Incentive Plan and which definition is annexed to this offer letter as Exhibit A), and in either event you are not subsequently employed in a position acceptable to you with another portfolio company affiliated with Atlas Holdings, subject to your execution of the Company’s standard form of release, you will be entitled to receive six (6) months’ severance, at your then annual base salary, payable in accordance with the Company’s payroll practices. By signing below, you represent that you are not party to any agreement that would limit your ability to discharge your duties to the Company and its subsidiaries and affiliates. The Company may withhold from any payment due to you any taxes that are required to be withheld under any law, rule or regulation or any other authorized deductions. This letter may be executed in counterparts each of which will be deemed to be an original, but all of which will together constitute one and the same instrument. This letter will be governed by the laws of the State of New York, without regard to conflict of law principles. If you wish to accept this position, please sign below and return the executed copy of this letter to the Company. We look forward to your continued involvement with the Company. [Remainder of Page Intentionally Left Blank] DocuSign Envelope ID: 633800FE-348F-4B90-B513-6B27F02082D3

[SIGNATURE PAGE TO KOVLER OFFER LETTER] Very truly yours, GREENIDGE GENERATION HOLDINGS INC. By: Timothy Fazio Authorized Signatory I have read, understood and accept all the terms of this offer letter. I have not relied on any agreements or representations, express or implied, with respect to my employment which are not set forth expressly in this letter or in the documents referenced herein, and this letter supersedes all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to my employment by the Company. Accepted and Agreed: November 16, 2023 Jordan Kovler Date DocuSign Envelope ID: 633800FE-348F-4B90-B513-6B27F02082D3

EXHIBIT A The term “Change of Control” shall mean (a) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries, taken as a whole, to any Person that is not a subsidiary of the Company; (b) the Incumbent Directors cease for any reason to constitute at least a majority of the Board; (c) the date which is 10 business days prior to the consummation of a complete liquidation or dissolution of the Company; (d) the acquisition by any Person of Beneficial Ownership of more than 50% (on a fully diluted basis) of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, taking into account as outstanding for this purpose Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire Common Stock (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (A) any acquisition by the Company or any Affiliate, (B) any acquisition by any employee benefit plan sponsored or maintained by the Company or any subsidiary, (C) any acquisition which complies with clauses, (i), (ii) and (iii) of subsection (e) of this definition or (D) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant); or (e) the consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (i) more than 50% of the total voting power of (A) the entity resulting from such Business Combination (the “Surviving Company”), or (B) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the members of the board of directors (or the analogous governing body) of the Surviving Company (the “Parent Company”), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination; (ii) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company) is or becomes the Beneficial Owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors of the Parent Company (or the analogous governing body) (or, if there is no Parent Company, the Surviving Company); and (iii) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination. The foregoing notwithstanding, if the Award constitutes non- qualified deferred compensation under Section 409A of the Code, in no event shall a Change in Control be deemed to have occurred unless such change shall satisfy the definition of a change in control under Section 409A of the Code. DocuSign Envelope ID: 633800FE-348F-4B90-B513-6B27F02082D3